UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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HEALTHSTREAM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Vote by Internet HealthStream IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 • Go to www.envisionreports.com/HSTM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Shareholder Meeting Notice & Admission Ticket 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the HealthStream, Inc. Annual Shareholder Meeting to be Held on May 24, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and information on how to obtain directions to the annual meeting are on the reverse side. Your vote is important! This communication is not a ballot and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and Form 10-K are available at: www.envisionreports.com/HSTM Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/HSTM to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery. 2 NOT C O Y 02TD3D

HealthStream, Inc. Shareholder Meeting Notice & Admission Ticket HealthStream, Inc.’s Annual Meeting of Shareholders will be held on May 24, 2018 at 209 10th Avenue South, Suite 450, Nashville, Tennessee 37203, at 2:00 p.m. Central Daylight Time. Upon arrival, please present this admission ticket and photo identification at the registration desk. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR all of the nominees listed in Proposal 1, FOR Proposals 2 and 3, and FOR a frequency of one year for Proposal 4: 1. To elect three Class III directors to hold office for a term of three (3) years, and until their successors are duly elected and qualified: Robert A. Frist, Jr., Frank Gordon, C. Martin Harris, M.D. 2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm (subject to the recommendation of the Audit Committee); 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement; 4. To determine, on an advisory basis, whether we will have future advisory votes regarding our executive compensation every one year, every two years or every three years; and 5. To transact such other business as may properly come before the annual meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the HealthStream, Inc. 2018 Annual Shareholders Meeting Directions to the HealthStream, Inc. 2018 annual meeting are available in the proxy statement which can be viewed at www.envisionreports.com/HSTM. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/HSTM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials HealthStream, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by 10 days before the meeting. 02TD3D